Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Payment of Filing Fee (Check the appropriate box:)

☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transactions applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Three World Financial Center, 200 Vesey Street, 10th Floor

New York, New York 10281-1010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 1, 2009

To the Stockholders:

The Annual Meeting of Stockholders of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (collectively, the “Funds”), will be held at the Embassy Suites Hotel, 102 North End Avenue, New York, New York 10282, on Tuesday, July 28, 2009, starting at 9:00 a.m., for the following purposes:

1.	To elect directors (Proposal 1).

2.	To transact any other business that may properly come before the meeting.

The Board of Directors recommends that you vote in favor of Proposal 1.

Stockholders of record as of the close of business on Thursday, June 25, 2009, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the meeting.

In addition to voting by mail, you may also vote via the Internet, as follows:

To vote by the Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) HYPERION.

By Order of the Board of Directors,

Jonathan C. Tyras

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 28, 2009

The Funds’ Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy are available on the Internet at http://www.hyperionbrookfield.com/strategies/retail_funds.htm.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF EACH FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN ONE-THIRD OF SUCH FUND’S OUTSTANDING SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE A FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	John B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Three World Financial Center, 200 Vesey Street, 10th Floor

New York, New York 10281-1010

PROXY STATEMENT

This Proxy Statement is furnished to stockholders in connection with a solicitation of proxies by the Board of Directors of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”) to be used at the Annual Meeting of Stockholders (the “Meeting”) of each Fund to be held at the Embassy Suites Hotel, 102 North End Avenue, New York, New York 10282, on Tuesday, July 28, 2009, starting at 9:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July 1, 2009.

Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the respective Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the two director nominees. The close of business on Thursday, June 25, 2009, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the meeting. Each stockholder is entitled to one vote for each share held. Information as to the number of outstanding shares of common stock of each Fund as of the Record Date is set forth below:

Total Number of Shares
Helios Advantage Income Fund, Inc.	32,682,733
Helios High Income Fund, Inc.	24,181,420
Helios Multi-Sector High Income Fund, Inc.	37,942,692
Helios Strategic Income Fund, Inc.	29,597,626

Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the record holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or by proxy, may adjourn the Meeting from time to time to a date not more than one hundred twenty (120) days from the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

For purposes of determining the presence of a quorum for transacting business related to Proposal 1 at the Meeting, executed proxies marked as abstentions will be treated as shares that are present, but not as votes cast, at the Meeting. Accordingly, for purposes of counting votes, shares represented by abstentions will have no effect on Proposal 1, for which the required vote is a plurality of all the votes cast.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Fund’s Articles of Incorporation provide that the Fund’s Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2009; Class II, 2010; and Class III, 2011. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Funds by delaying the replacement of a majority of the Boards of Directors.

The persons named in the accompanying form of proxy intend to vote at the Annual Meetings (unless directed not to so vote) for the re-election of Messrs. Birch and McFarland, the Class I nominees for each Fund. Each nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

As described above, there are two nominees for election to the Board of Directors of each Fund at this time. Proxies cannot be voted for a greater number of persons than the nominees currently proposed to serve on the Boards of Directors.

Information Concerning Directors

The following table provides information concerning each of the Directors (including the director nominees) of the Board of Directors of each Fund. The nominees are listed first in the table under the Class I Disinterested Director nominees. The terms of the Class II Director and the Class III Directors do not expire this year. It is each Fund’s policy that Directors will retire from the Fund’s Board of Directors in the year in which a Director reaches age 75.

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class I Disinterested Director Nominees to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Director since July 2008	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Director since July 2008	Director of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class II Disinterested Director to serve until 2010 Annual Meeting of Stockholders

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Director since July 2008	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (April 2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11
Class III Disinterested Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Director since July 2008	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11
Class III Interested Director to serve until 2011 Annual Meeting of Stockholders

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	Director, President Director since May 2009	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-2009) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	11

*	Mr. Feeney is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because of affiliations with Hyperion Brookfield Asset Management, Inc., the investment advisor to the Fund (the “Advisor”). As a result of his service with the Advisor and certain affiliations with the Advisor as described below, the Funds consider Mr. Feeney to be an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.

Officers of the Funds

The officers of each Fund are chosen each year by the Board of Directors of the Fund to hold office at the discretion of such Fund’s Board of Directors until the following year and until their successors are chosen and qualified. The Board of Directors of each Fund has elected four officers of such Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2009 fiscal year. An asterisk (*) indicates a person is an “interested person” as defined in the 1940 Act due to such person’s affiliations with Hyperion Brookfield Asset Management, Inc. (the “Advisor”). The following table sets forth information concerning each officer of the Funds who served during all or part of the last fiscal year of the Funds:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	President	Elected Annually Since July 2008	Please see “Information Concerning Directors”

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 52	Treasurer**	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations & Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 40	Secretary***	Elected Annually Since March 2009	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 33	Chief Compliance Officer (“CCO”)***	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, OppenheimerFunds, Inc. (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.
**	Thomas F. Doodian served as each Fund’s Treasurer until April 2009.
***	Josielyne K. Pacifico served as each Fund’s CCO and Secretary until March 2009. Lily Y. Tjioe served as each Fund’s Interim CCO from March 2009 to May 2009.

Share Ownership

As of the Record Date, the Directors (including the director nominees) and executive officers of each Fund solicited by this Proxy Statement beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Fund Complex as of June 30, 2009. The Fund Complex is comprised of the Funds, Helios Strategic Mortgage Income Fund, Inc., Helios Total Return Fund, Inc., Hyperion Brookfield Collateralized Securities Fund, Inc., Hyperion Brookfield Income Fund, Inc. and Helios Select Fund, Inc. and its three separate series, Helios Select Intermediate Bond Fund, Helios Select High Income Fund and Helios Select Short Term Bond Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of June 30, 2009. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
Disinterested Director Nominees
Robert F. Birch	$0-$10,000	$10,001-$50,000
Stuart A. McFarland	$0-$10,000	$10,001-$50,000

Disinterested Directors
Rodman L. Drake	$50,001-$100,000	Over $100,000
Louis P. Salvatore	$10,001-$50,000	Over $100,000

Interested Director
John J. Feeney, Jr.	$10,001-$50,000	Over $100,000

Compensation of Directors and Executive Officers

No remuneration was paid by any Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of such Fund. Each Director of the Funds, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive from each Fund a fee of $10,000 per year plus $1,000 per year for the Chairman of the Board and $1,000 per year for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended March 31, 2009, which we refer to as the fiscal 2009.

	Directors’ Aggregate Compensation from the Funds	Total Directors’ Compensation from the Funds and the Fund Complex
Robert F. Birch	$30,000	$90,000
Rodman L. Drake	$33,000	$103,000
Stuart A. McFarland	$30,000	$98,000
Louis P. Salvatore	$33,000	$90,000

Standing Committees and Board Meetings

Each Fund’s Boards of Directors conducts their business through meetings of the Board, actions taken by written consent in lieu of meetings and by the actions of its committees. During fiscal 2009, each Fund’s Board of Directors held six meetings and took action by written consent two times. During fiscal 2009, each director attended at least 75% of the aggregate of the meetings of the Funds’ Boards of Directors. Each Fund’s corporate governance guidelines provide that the Chairman of the Board of Directors, who is elected by the non-management directors, will preside at each executive session of the board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Each Fund has a standing Audit Committee that was established pursuant to Section 38(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of each Fund presently consists of Messrs. Salvatore, Birch, Drake and McFarland, all of whom are members of the Board of Directors of the respective Fund and are currently not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) (“Disinterested Directors”) of any of the Funds. All Committee members are independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The principal functions of each Fund’s Audit Committee are to select the Fund’s accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Funds, the Audit Committee of each Fund met four times and all of the members of each Audit Committee attended all of the Audit Committee meetings. Each Fund’s Board of Directors has adopted a written charter for the Audit Committee, which is available on the Advisor’s website at http://www.hyperionbrookfield.com/strategies/PDF/ Audit_CC.pdf. A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Each Fund has a Nominating and Compensation Committee. Each Fund’s Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, McFarland and Salvatore. All of the Committee members are Disinterested Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committees met once during the last fiscal year of the Funds and all of the members of the Nominating and Compensation Committee attended the meeting. The function of the Nominating and Compensation Committees is to recommend candidates for election to the Board as Disinterested Directors. The Nominating and Compensation Committees evaluate each candidate’s qualifications for Board membership and their independence from the Funds’ manager and other principal service providers.

Each Fund’s Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund’s outstanding shares. The minimum requirements for proposed nominees include the following:

1.	With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund’s investment adviser and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2.	Disinterested Director nominees must qualify for service on the Fund’s Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

3.	With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

4.	The proposed nominee must agree to purchase the Fund’s shares if elected, consistent with the Fund’s current policy on Director share purchases.

5.	The Nominating and Compensation Committee may also consider such other factors as it may determine to be relevant.

When identifying and evaluating prospective nominees, the Committees will review all recommendations in the same manner, including those received by stockholders. The Committees will first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above will then be considered by the Committees with respect to any other qualifications deemed to be important by the Committees. Those nominees meeting the minimum and other qualifications and determined by the Committees as suitable shall be included on the respective Fund’s proxy card.

Stockholder recommendations should be addressed to the Nominating and Compensation Committees in care of the Secretary of the respective Fund and sent to Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee and the charter is available on the Advisor’s website at http://www.hyperionbrookfield.com/strategies/PDF/Nominating_Compensation_CC.pdf. A copy of each Fund’s Nominating and Compensation Committee Charter also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

Each Fund’s Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of a Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Funds’ policy with respect to Directors’ attendance at annual meetings is to encourage such attendance.

Corporate Governance

Corporate Governance. Each Fund has adopted corporate governance procedures to advance the functioning of its Board of Directors and their committees and to set forth the Board of Directors’ expectations as to how it should perform its functions. Each Fund’s corporate governance procedures are posted on the Advisor’s website at http://www.hyperionbrookfield.com/strategies/PDF/Governance_ Policy_Procedures.pdf. A copy of each Fund’s corporate governance procedures is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Code of Ethics. Each Fund has adopted a code of ethics that applies to all of its directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. This code of ethics is designed to comply with the Securities and Exchange Commission (“SEC”) regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is posted on the Advisor’s website at http://www.hyperionbrookfield.com/ strategies/PDF/Code_of_Ethics.pdf. A copy of each Fund’s code of ethics is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Audit Committee Report

On May 26, 2009, the Audit Committee of each Fund reviewed and discussed with management the Fund’s audited financial statements as of and for the fiscal year ended March 31, 2009. The Audit Committee of each Fund discussed with Briggs, Bunting & Dougherty, LLP (“BBD”), the Funds’ independent auditors, the matters required to be discussed by Statement on Auditing Standards AU section 380 and Rule 2-07 of Regulation S-X and implementing Section 204 of the Sarbanes Oxley Act of 2002.

The Audit Committees received and reviewed the written disclosures and the letter from BBD pursuant to Ethics and Independence Rule 3526 as adopted by the Public Company Accounting Oversight Board and discussed BBD’s independence with BBD.

Based on the reviews and discussions referred to above, the Audit Committee of each Fund recommended to the Board of Directors of the respective Fund that the financial statements referred to above be included in such Fund’s Annual Report to Stockholders as required by Section 30(e) of the 1940 Act and Rule 30d-1 promulgated thereunder for the fiscal year ended March 31, 2009.

Louis P. Salvatore—Audit Committee Chairman

Robert F. Birch—Audit Committee Member

Rodman L. Drake—Audit Committee Member

Stuart A. McFarland—Audit Committee Member

Required Vote

The election of each listed nominee for Director requires the approval of a plurality of all the votes cast at the Meeting in person or by proxy. The Board of Directors recommends a vote “For” approval of the election of the Nominees to the Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Advisor

Each Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Subject to the authority of the respective Board of Directors, the Advisor is responsible for the overall management of each Fund’s business affairs. As of May 31, 2009, the Advisor and its subsidiaries had approximately $16 billion in assets under management. The Advisor’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts, closed-end funds and open-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and high yield corporate securities (“High Yield”) markets.

Mr. John J. Feeney, Jr., the President of each Fund and a member of the Board of Directors of each Fund, is the President and Chief Executive Officer of the Advisor and a member of the Board of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor’s profits. Mr. Steven M. Pires, the Treasurer of each Fund, is a Vice President of Brookfield Operations and Management Services LLC, an affiliate of the Advisor. Mr. Dana E. Erikson, the Vice President of each Fund, Mr. Jonathan C. Tyras, the Secretary of each Fund, and Mr. Seth Gelman, the CCO of each Fund, also are employees of the Advisor.

The Advisor provides advisory services to several other registered investment companies. Its management includes several individuals with extensive experience in the High Yield market. Dana Erikson is responsible for the day to day management of the Funds’ portfolio. Mr. Erikson is a Senior Portfolio Manager of the Advisor with over 21 years of investment experience. He joined the Advisor in 2006, and as co-head of the Advisor’s High Yield investment team, Mr. Erikson is responsible for the Advisor’s High Yield exposures and the establishment of High Yield portfolio objectives and strategies. Investment advisory fees paid by the Funds to the Advisor during fiscal 2009 totaled $664,870 (which excludes $742,292 paid to the Funds’ former advisor from April 1, 2008 to July 28, 2008) and the Advisor waived its investment advisory fees and/or reimbursed a total of $1,239,438 to the Funds during fiscal 2009 (which excludes $551,451 of fee waivers by the Funds’ former adviser from April 1, 2008 to July 28, 2008).

In addition to acting as advisor to each Fund, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

Name of Fund	Investment Advisory Management Fees	Approximate Net Assets at May 31, 2009
Helios Strategic Mortgage Income Fund, Inc.	0.65% of its average weekly net assets	$56.9 million
Helios Total Return Fund, Inc.	0.65% of its average weekly net assets	$154.6 million
Hyperion Brookfield Collateralized Securities Fund, Inc.	0.40% of its average weekly net assets	$168.5 million
Hyperion Brookfield Income Fund, Inc	0.50% of its average weekly net assets	$35.1 million
Helios Select Fund, Inc. and its three separate series:
Helios Select High Income Fund	0.75% of its average daily net assets	$11.7 million
Helios Select Intermediate Bond Fund	0.40% of its average daily net assets	$6.2 million
Helios Select Short Term Bond Fund	0.35% of its average daily net assets	$0.8 million

The Administrator

Each Fund has entered into an Administration Agreement with the Advisor. The Advisor has entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provide the Funds with administrative office facilities. In addition, the Advisor has entered into Administration Agreements with five other investment companies. The following table sets forth the annual administration fee structures, each of which are paid monthly, for all of these funds.

Name	Administration Fee
Helios Advantage Income Fund, Inc.	0.15% of its average daily net assets
Helios High Income Fund, Inc.	0.15% of its average daily net assets
Helios Multi-Sector High Income Fund, Inc.	0.15% of its average daily net assets
Helios Strategic Income Fund, Inc.	0.15% of its average daily net assets
Helios Strategic Mortgage Income Fund, Inc.	0.20% of its average weekly net assets
Helios Total Return Fund, Inc.	0.20% of its average weekly net assets
Hyperion Brookfield Collateralized Securities Fund, Inc.	Included in Management Fee
Hyperion Brookfield Income Fund, Inc.	0.15% of its average weekly net assets
Helios Select Fund, Inc. and its three separate series:
Helios Select High Income Fund	Included in Management Fee
Helios Select Intermediate Bond Fund	Included in Management Fee
Helios Select Short Term Bond Fund	Included in Management Fee

Brokerage Commissions

The Funds paid an aggregate of $32,691 in brokerage commissions, including futures commissions, on its securities purchases during its last fiscal year, all of which were paid to entities that are not affiliated with the Funds or the Advisor. The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to the Funds, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Funds’ Auditor

At a meeting on March 26, 2009, the Audit Committee of each Fund unanimously recommended the selection of, and the Directors unanimously approved, BBD as each Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2010.

The aggregate fees billed by BBD and associated expenses incurred for professional services rendered for the audit of each Fund’s financial statements for the period ended March 31, 2009 and billed by PricewaterhouseCoopers (“PwC”) for the period ended March 31, 2008 were as follows:

	BBD 2009	PwC 2008
Audit fees	$95,500	$95,250
Audit-related fees[1]	$0	$7,500
Tax fees[2]	$4,000	$4,000
All other fees	$0	$0

[1]	Audit-related fees consist of administrative costs related to completion of the audit.
[2]	Tax fees consist of fees for review of tax returns and tax distribution requirements.

As indicated above, the Board of Directors of each Fund has adopted a written charter for the Audit Committee which is attached to this Proxy Statement as Exhibit 1 (the “Charter”). Each Fund’s Audit Committee reviews its charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of each Fund is independent as independence is defined in the listing standards of the New York Stock Exchange.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires each Fund’s officers and Directors and persons who own more than ten percent of a registered class of such Fund’s equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish each Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, each Fund believes that during the fiscal year ended March 31, 2009, all filing requirements applicable to such Fund’s officers, Directors and greater than ten-percent beneficial owners were complied with.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

AS OF JUNE 30, 2009

As of June 30, 2009, the following persons owned beneficially 5% or more of the shares of the Fund set forth below:

Fund Name	Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership	Percentage of Class Owned
Helios Advantage Income Fund, Inc.	Eagle Financial Management Services, LLC 400 Travis Street, Suite 518 Shreveport, LA 71101	1,668,368	5.105%

Helios Multi-Sector High Income Fund, Inc.	Private Management Group, Inc. 20 Corporate Park, Suite 400 Irvine, CA 92606	2,859,518	7.54%

Helios Multi-Sector High Income Fund, Inc.	Eagle Financial Management Services, LLC 400 Travis Street, Suite 518 Shreveport, LA 71101	2,074,798	5.47%

OTHER BUSINESS

The Board of Directors of each Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Stockholders wishing to nominate directors or submit other proposals must provide notice in writing to the Secretary of the applicable Fund. All proposals by stockholders of a Fund that are intended to be presented at such Fund’s next annual or special meeting of stockholders must be received by such Fund for inclusion in such Fund’s next proxy statement and proxy relating to that meeting in reasonable time before any such meeting. The chairperson of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Funds ratably, based on their relative net asset values. In addition to the use of the mail, proxies may be solicited personally by officers of the Funds or by regular employees of the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Funds for out-of-pocket expenses incurred in this connection.

July 1, 2009

PROXY CARD

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2009

This proxy is being solicited by the Boards of Directors of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”) to stockholders of the Funds. The undersigned hereby appoints as proxies John J. Feeney, Jr. and Steven M. Pires, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Annual Meeting of the Stockholders of the Funds, or any adjournment or postponement thereof (the “Meeting”), as described in the Funds’ joint Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Funds’ joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Funds’ joint Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (if held jointly)
Date

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to authorize your vote:

1. Internet:	Log on to www.____.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2009

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Funds, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve the election of Class I Directors:

01 – Robert F. Birch	☐	☐	☐

02 – Stuart A. McFarland	☐	☐	☐